SUPPLEMENT DATED JUNE 19, 2009
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(As Supplemented on May 4, 2009 and May 21, 2009)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Upcoming Fund Actions

On June 8, 2009, the Board of Directors for Principal Variable Contracts Funds, Inc. approved the following proposal: acquisition of the assets of the MidCap Stock Account by the MidCap Blend Account. The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. tentatively scheduled for October 2009. Additional information about the proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in September 2009.

ACCOUNT DESCRIPTIONS

Fees and Expenses

Add the following paragraph to the Fees and Expenses section on page 6:

The Annual Account Operating Expenses tables in the prospectus reflect fees and expenses based on expenses incurred during fiscal year ended December 31, 2008 and average net assets for the period January 1, 2009 through March 31, 2009. Decline in Accounts’ average net assets, as a result of market volatility or other factors, could increase the Fund’s expense ratio. Significant declines in an Account’s net assets will increase your Account’s total expense ratio, likely significantly. An Account with a higher expense ratio means you could pay more if you buy or hold shares of the Account. An updated expense ratio can be found on www.principalfunds.com following the filing of the semi-annual report no later than August 29 of each year.

LARGECAP GROWTH ACCOUNT I

On or about July 14, 2009, Brown Investment Advisory Incorporated began serving as an additional sub-advisor to the LargeCap Growth Account I. At that time, replace the current language in the Main Strategies and Risks section for the LargeCap Growth Account I with the following:

The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of the most recent calendar year end, this range was between approximately $0.02 billion and $421.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Account may invest in some mid cap and other stocks that fall below the range of companies in the Russell Index. The Account’s investments in foreign companies will be limited to 25% of its total assets.

The market capitalization of companies in the Account’s portfolio and the Russell index will change over time, and the Account will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. The Account may invest in some securities that do not meet the normal investment criteria when the sub-advisors perceive unusual opportunities for gain.

1

The portion of the portfolio sub-advised by Brown will focus on an industry diversified but relatively concentrated portfolio of companies that seek to generate high, sustainable earnings growth rates over long periods of time. Brown will use its in-house research capabilities and other sources to identify companies that have the ability to grow revenue and/or earnings at above average rates over several years.

Brown may sell a stock or reduce its position in a stock if:

  The stock subsequently fails to meet Brown’s initial investment criteria or violates the growth thesis
  A better opportunity is found or if funds are needed for other purposes
  The stock becomes overvalued relative to the long-term expectation for the stock price.

In pursuing its investment objective, Brown may sell securities to secure gains, limit losses, or redeploy assets into a more promising opportunity. The Account may also increase or decrease exposure to a specific industry or broad segment of the market in an effort to protect the value of the overall portfolio.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

T. Rowe may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. T. Rowe may actively trade securities in an attempt to achieve its investment objective. T. Rowe could purchase shares issued by an ETF to temporarily gain broad exposure to the equity market while awaiting purchase of underlying securities.

T. Rowe may buy or sell futures and options contracts for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. T. Rowe may purchase or sell call or put options on securities, financial indices and foreign currencies.

Beginning on or about July 1, 2009, Principal will invest between 10% and 40% of the Account's assets in common stocks in an attempt to match or exceed the performance of the Account's benchmark index for performance. The Account's benchmark index for performance is identified in the average annual total returns table. Principal's strategy is an active quantitative approach to asset management which Principal refers to as "structured equity." Principal's structured equity strategy applies a risk-controlled investment process that slightly over/underweights individual stocks relative to their weight in the Account's benchmark index for performance. Through the structured equity strategy, Principal expects the Account to achieve returns in excess of those of the Account's benchmark index for performance with lower risk and improved predictability of returns for the entire Account compared to the Account's benchmark index for performance.

Among the principal risks (defined in Appendix A) of investing in the Account are:

• Derivatives Risk	• Equity Securities Risk	• Exchange Rate Risk
• Foreign Securities Risk	• Growth Stock Risk	• Management Risk
• Market Segment (Large Cap) Risk	• Mid Cap Stock Risk	• Securities Lending Risk
• Active Trading Risk	• Exchange-Traded Funds Risk • Liquidity Risk
• Market Risk	• Risk of Being an Underlying Fund

T. Rowe Price became Sub-Advisor to the Account on August 24, 2004. Brown became an additional Sub-Advisor to the Account on or about July 14, 2009.

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SMALLCAP GROWTH ACCOUNT II

On or about July 14, 2009, UBS Global Asset Management (Americas) Inc. will no longer be a sub-advisor to the SmallCap Growth Account II.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Brown Investment Advisory Incorporated

On or about July 14, 2009, Brown Investment Advisory Incorporated began serving as an additional sub-advisor to the LargeCap Growth Account I.

Sub-Advisor:	Brown Investment Advisory Incorporated (“Brown”) was founded in 1993 and is
	located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231.

Account	Day-to-day Account Management	Since
LargeCap Growth I	Ken Stuzin	2009

Ken Stuzin. Mr. Stuzin has been a portfolio manager at Brown since 1996. Mr. Stuzin earned a B.A. from Columbia University and an M.B.A. from Columbia University.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

On or about July 14, 2009, UBS Global AM will no longer be a sub-advisor to the SmallCap Growth Account II.

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SUPPLEMENT DATED JUNE 19, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

MANAGEMENT

Management Information

On pages 22-24, replace the stated total number of portfolios in the fund complex and the number of portfolios overseen by each director with 105 (instead of 110).

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or about July 14, 2009, Brown Investment Advisory Incorporated (“Brown”) will begin serving as an additional sub-advisor to the LargeCap Growth Account I. Brown was founded in 1993 and is located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly-owned subsidiary of Brown Investment Advisory & Trust Company, which is a wholly-owned subsidiary of Brown Advisory Holdings Incorporated.

On or about July 14, 2009, UBS Global AM will no longer be a sub-advisor to the SmallCap Growth Account II.

COST OF MANAGER’S SERVICES

Sub-Advisory Agreements

Accounts for which PGI serves as Sub-Advisor.

Effective July 1, 2009, replace the sub-advisory fee schedules for these funds with the following: Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Strategic Income Accounts: 0.03%

All other Funds

Effective July 1, 2009, replace the sub-advisory fee schedule for this account and sub-advisor with the following:

SmallCap Growth Account II (Emerald): First $200 million 0.50%, Over $200 million 0.45%

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Add the following to the Disclosure Regarding Portfolio Managers section:

Sub-Advisor: Brown Investment Advisory Incorporated – information presented is as of May 31, 2009

	Other Accounts Managed
				Total Assets
				of the
		Total	Number of	Accounts that
		Assets in	Accounts	base the
	Total	the	that base the	Advisory Fee
	Number	Accounts	Advisory Fee	on
	of	(in $	on	Performance
	Accounts	millions)	Performance	(in $ millions)
Portfolio Manager: Kenneth M. Stuzin, CFA
Fund(s) managed by portfolio manager: PVC	1	65	0	0
Large-Cap Growth Fund I
Other Registered investment companies:	1	450	0	0
Other Pooled Funds	2	58	0	0
Other accounts	528	1,082	0	0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Sub-Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

The Sub-Advisor also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Funds may abuse their fiduciary duties to the Funds.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Sub-Advisor has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Compensation

The portfolio manager of the Sub-Advisor receives a compensation package that includes a base salary and variable incentive bonus. A portfolio manager who is also a member of the Sub-Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Sub-Advisor’s business. When evaluating a portfolio manager’s performance the Sub-Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1,3, and 5 year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index.

All portions of a portfolio manager’s compensation package are paid by the Sub-Advisor and not by any client account.

Ownership of Securities

1.	For each Portfolio Manager, state the dollar range of equity securities in the Fund beneficially owned (as defined by Securities Exchange Act of 1934 Rule 16a-1(a)(2)) by the Portfolio Manager using the following ranges: none, $1 - $10,000; $10,001 - $50,000; $50,001 - $ 100,000; $100,001 - $500,000; $500,001 - $1,000,000; or over $1,000,000. If the Portfolio Manager has reasons for not holding shares of the Fund, e.g., that its investment objectives do not match the Portfolio Manager's, you may provide an explanation of those reasons.

Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by the
Portfolio Manager	(list each fund on its own line)	Portfolio Manager
Kenneth M. Stuzin, CFA	PVC Large-Cap Growth Fund I	None